UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 16, 2011
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company in connection with the presentation at the Barclays Capital 2011 Global Healthcare Conference in Miami Beach, FL on March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

March 16, 2011

March 16, 2011
Miami Beach, FL

 Barclays Capital 2011
 Global Healthcare
 Conference

This slide presentation contains forward-looking
statements which are subject to change based
on various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.
Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that
could affect the Company’s financial results is
included in the Company’s Form 10-K for the
year ended December 31, 2010, and
subsequent SEC filings.
Forward Looking Statement

Introduction

Leading National
Lab Provider
• Fastest growing national lab
• $55 billion market
• Clinical, Anatomic and Genomic Testing
• Serving clients in all 50 states and Canada
• Foremost clinical trials testing business

LabCorp
Laboratory Corporation of America

Laboratory Testing

Prevention and Wellness Monitoring	Preliminary Risk Assessment	Diagnosis
Secondary Assessment of Prognosis	Clinical Decision Regarding Treatment Path	Monitoring and Management of Condition

Health Care Continuum

Source: Deloitte (OAML)

Introduction

LabCorp
Laboratory Corporation of America

## 2010 Projected US Health Care Spend $2.6 Trillion

$ Billions
2,500
2,000
1,500
1,000
500
0
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care

- 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service
• Small component of total cost
 influences large percentage
 of clinical decisions
• Screening, early detection,
 and monitoring reduce
 downstream costs
• Companion diagnostics
 improve drug efficacy and
 reduce adverse drug effects

Attractive Market

Relative Number of Lab Tests Per Year
0
2
4
6
8
10
12
14
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers
• Aging population
• Industry consolidation
• Advances in genomics
• Pharmacogenomics /
 companion diagnostics
• Cost pressures
Source: CDC National Ambulatory Medical Care Survey and Company Estimates

20%
4%
9%
12%
55%
Hospital Affiliated
Quest
LabCorp
Physician Office
Other Independent

Attractive Market

Opportunity to
Take Share
• Approximately 5,000
 independent labs
• Less efficient, higher cost
 competitors
Source: Washington G-2 Reports and Company estimates
$55 Billion US Lab Market

## LabCorp U.S. Payor Mix
## % of revenue, 2010

7.4%
20.5%
3.3%
27.5%
41.4%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market
Diversified Payor Mix
• No customer > 9% of revenue
• Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2010
6.2%
14.3%
16.0%
63.4%
Other Esoteric
Core
All Genomic
Histology

Attractive Market
Diversified Test Mix
With Genzyme GeneticsSM*
acquisition, esoteric testing
comprises approximately
40% of revenue

*GENZYME GENETICSSM and its logo are trademarks of Genzyme Corporation and used by Esoterix Genetic Laboratories,
LLC, a wholly-owned subsidiary of LabCorp, under license. Esoterix Genetic Laboratories and LabCorp are operated independently from Genzyme Corporation.

Pillar One

Deploy Cash to Enhance
Footprint and Test Menu and
to Buy Shares

$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
$884
$758
2004
2005
2006
2007
2008
2009
2010
Operating Cash Flow
Free Cash Flow

Strong Cash Generation

Cash Flow
• 6-year FCF CAGR of 9.4%
• Strategic acquisitions
• $2.0 B+ share repurchase
 over last three years
Note: $ in millions and Free Cash Flow is a non-GAAP metric

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.94
$3.32
$3.83
$4.68
$5.58
$6.85
$7.19
2004
2005
2006
2007
2008
2009
2010

Impressive FCF Trend

Free Cash Flow Per Share
• 6-year FCF Per Share CAGR of 16.1%
• FCF Yield ranged from approximately
 8% to 10% in 2010
Note: Free Cash Flow Per Share and Free Cash Flow Yield are non-GAAP metrics
 FCF Yield range noted above was calculated using trailing twelve month Free Cash Flow, weighted average diluted share counts and closing stock prices during 2010

Competitive Position
Scale and Scope
• National infrastructure
• Broad test offering
• Managed care contracts
• Economies of scale

Primary LabCorp Testing Locations*
Esoteric Lab Locations
(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)
Patient Service Centers*

2010 Key Uses of Cash

2010 Key Uses of Cash
• Acquisitions
 • Genzyme Genetics
 • Westcliff
 • DCL
• Share Repurchase
 • $337.4 million in 2010
 • $234.2 million in January of 2011

Genzyme Genetics Acquisition

Acquisition Rationale
• Creates the premier genetics and
 oncology business in the industry
• Builds on our strategy of leadership in
 personalized medicine
• Generates revenue opportunities
 • Selling LabCorp’s test menu to
  Genzyme Genetics accounts
 • Selling Genzyme Genetics’ test menu to
  LabCorp accounts
 • Genzyme Genetics customer access to
  LabCorp’s convenient PSC network
 • Expanded use of genetic counselors
• Creates cost synergies
 • Logistics
 • Specimen collection
 • G&A
 • Facility overlap

Importance of Genetics
• Preconception
• Pre - and post - natal
• Identification of disease carriers
• Identification of disease predisposition
• Diagnosis of genetically caused or
 influenced conditions (e.g., developmental delay)
• Disease prognosis and treatment
 (especially cancer)

Importance of Oncology
• More sophisticated methods of cancer
 testing complement traditional biopsies
• Value of diagnostics for disease prognosis,
 and monitoring of progression
 and recurrence
• Critical role of testing in therapy
 selection

Pillar Two

Enhance IT Capabilities To
Improve Physician and
Patient Experience

LabCorp
Laboratory Corporation of America

LabCorp Beacon
Home
Results
Orders
Patients
Trends
Orders / New Order
Dr. AnyProvider
Patient, Anyname
Male
02/14/1932
64 yrs
000000000
000-000-0000
Medicare
Patient Visit Information
Edit
Medical Center West
Medical Center West, Medical Center East, Medical Center North
Diagnosis Codes
Edit
Tests and Panels
Edit
Complete Blood Count (CBC) With Differential
Whole Blood
CBC
Basic Metabolic Panel
BMP
Lipid Panel With LDL:HDL Ratio
Requisitions and Specimen Collection
Save Order
Collect & Send

LabCorp Beacon - Physician Experience

Intuitive Order Entry
•Streamlined Ordering
Provider, Diagnosis, Test and
Collection information are all displayed
in a single screen
•Requisition and Account Logic
Automatically generates requisitions
with appropriate account numbers
•Key Time-saving Features
 • Send to PSC
 • Standing orders
 • Electronic add-on testing
 • User-defined pick lists

LabCorp
Laboratory Corporation of America

LabCorp Beacon
Reports Inbox
Patients
Last 48 Hours
LabCorp Beacon
Reports Inbox
PATIENT ANYNAME
CBC With Differential/Platelet
Hemoglobin
MCV
MCH
MCHC
RDW
Neutrophils
Low
High

LabCorp Beacon - Physician Experience

Unified Results
•Centralizes Lab Connectivity
View lab reports from DIANON
Systems, Esoterix, LabCorp,
Litholink, USLabs, and CMBP
•Share Results
Email, fax, print and annotations
make it easy to share critical
information
•Visual Cues
Supports physician decision making,
enhances the timeliness of patient
care and facilitates follow-up with
abnormal results in red and unread
reports in bold

Inbox
Sample, Patient 1
CBC With Differential/Platelet
Status: Preliminary
Accession#: 999-990-0651-1
Report Date: 10/29/2010
WBC 5.5
4.0-10.5 x10E3/uL
RBC 4.54
3.80-5.60 x10E6/uL
Hemoglobin 9.5
11.5-17.0 g/dL
Hematocrit 29.8
34.0-50.0 %
MCV 66
comments attached
80-98 fL
Carrier 11:01 AM
Critical Alerts All
Sample, Patient 1 999-990-0651-1
Sample, Patient 2 999-234-1154-0
Sample, Patient 3 999-333-5432-2
Sample, Patient 4 999-544-8897-1
Test, Patient 1 999-105-3351-2

LabCorp Beacon - Physician Experience

Results on the Go
•Clear, Concise Reports
Physicians and staff can quickly
access results via iPhone® or
iPad™ including alerts for abnormal
or critical lab results
•Connect to Patients
Access patient demographics
directly from results for phone or
email follow up

LabCorp
Laboratory Corporation of America

Total:
9
atient - Example - 63F - 10/20/1946
Glucose, Serum
Normal minimum
Normal maximum
Observation result
Results from Grouped Patient
Results from Original Patient
Space points in proportion to time
Print

LabCorp Beacon - Physician Experience

Trends & Analytics
•One-Click Trending
Physicians and staff can quickly view
a single test or analyte for one
patient and the trended history for
that patient
•Sort and Filter Results
Providers can filter their entire
patient population on
demographics and test results to
identify trends and patients at risk
•View Lab History

LabCorp
Laboratory Corporation of America

Collect in the following order:
2.7 mL
8.5 mL
Blue Top (Sodium Citrate)
1 : Tube must be filled to 90% capacity to avoid rejection for coagulation tests.
Serum Gel Tube
To Collect
To Submit
Print Guide
Cancel
Save Order
Submit Order

LabCorp Beacon - Patient Experience

AccuDraw Integration
•Reduce Errors
•Reduce Training Time
•Proven Results
Success in LabCorp Patient Service
Centers will be extended to
customers
Online Appointment
Scheduling
•Patient Convenience
•Improved Service Experience
•2011 Enhancements Will Improve
Collections at Point of Service

Pillar Three

Continue to Improve Efficiency
To Offer the Most Compelling
Value in Laboratory Services

Most Efficient Provider

• Standardized lab and billing IT systems
• Automation of pre-analytics
• Supply chain optimization
• Sysmex fully automated hematology
 operations
• Consistent gross margin improvement
 (net of acquisitions)
• Full year bad debt reduction of 50bp
 in 2010

Pillar Four

Scientific Innovation At
Appropriate Pricing

• Introduction of new tests
• Acquisitions and licensing
• Collaborations with leading
 companies and academic
 institutions
Scientific Leadership

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (Cardiovascular Disease)
BG Medicine	Cardiovascular Disease
Celera Diagnostics	Breast Cancer
Duke University	Joint Venture in biomarker development
Duke University	Lung Cancer
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Johns Hopkins	Melanoma
MDxHealth	Companion Diagnostics (Oncology)
Medco Health Solutions	Companion Diagnostics (Research)
Merck	Companion Diagnostics (Infectious Disease)
On-Q-ity	Circulating tumor cells
University of Minnesota	Lupus
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)

Scientific Leadership

“K-RAS testing should be routinely conducted in
all colorectal cancer patients immediately after
diagnosis to ensure the best treatment strategies
for the individual Patient”
- Dr. Eric Van Cutsem, presenter at the June 2008 American
Society of Clinical Oncology meeting
FDA recommends genetic screening prior to
treatment with Abacavir
ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has
issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs)
caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen
(HLA) allele, HLA-B* 5701.
Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-
containing medications.
“FDA has approved the expanded use of
Selzentry… to include adult patients with CCR5-
tropic HIV-1 virus who are starting treatment for
the first time.”
 - ViiV Healthcare Press Release, November 20th, 2009
• Recent offerings in companion
 diagnostics and personalized medicine
 • IL-28B
 • K-RAS
 • HLA-B* 5701
 • BRAF Gene Mutation Detection
 • EGFR Mutation Analysis
 • CYP 450 2C19
 • Trofile® (CCR5 Tropism)
 • PhenoSense®, PhenoSense GT®
 • HERmark®
• Outcome Improvement Programs
 • CKD program
 • Litholink kidney stone program
• Clearstone collaboration
 • Global clinical trials capability
 • Presence in China

Pillar Five

Alternative Delivery Models

$3,085
$2.45
$3,328
$2.80
$3,591
$3.30
$4,068
$4.18
$4,513
$4.60
$4,695
$4.89
$5,004
$5.55
2004
2005
2006
2007
2008
2009
2010
Revenue ($mil)
Adjusted EPS

Excellent Performance

Revenue and
EPS Growth
• 6-year revenue CAGR of
 approximately 8.4%
• 6-year Adjusted EPS CAGR
 of approximately 14.6%
Revenue and Adjusted EPS Growth: 2004 - 2010 (1) (2)
(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the $0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges; excluding the ($0.17) per diluted share impact in 2010 of restructuring and other special charges.
(2) EPS, as presented represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.26
 in 2008; $4.98 in 2009; and $5.29 in 2010

2010 Accomplishments

Our Results
• Profitable revenue growth
 • Empire contract
 • Esoteric growth
 • Acquisitions
• Improved IT and client connectivity
 • LabCorp Beacon
 • Enhanced experience
  for physicians and patients
• Continued scientific leadership
 • Clearstone collaboration
 • IL-28B
 • New Monogram assays
• Maintained price
 • Managed care stability
 • Strong 2010 results

Fourth Quarter and Full Year 2010 Results

(1) During the first quarter of 2010 inclement weather reduced revenue by an estimated $23 million and EPS by approximately eight cents
	Three Months Ended Dec 31,				Twelve Months Ended Dec 31,
	2010	2009	+/(-)		2010	2009	+/(-)
Revenue	$1,295.40	$1,165.10	11.2%		$5,003.90	$4,694.70	6.6%
Adjusted Operating Income (1)	$252.40	$221.90	13.7%		$1,016.50	$954.90	6.5%
Adjusted Operating Income Margin (1)	19.5%	19.0%	50	bp	20.3%	20.3%	-	bp
Adjusted EPS (1)	$1.34	$1.16	15.5%		$5.55	$4.89	13.5%

Operating Cash Flow	$259.20	$224.70	15.4%		$883.60	$862.40	2.5%
Less: Capital Expenditures	($32.80)	($37.60)	-12.8%		($126.10)	($114.70)	9.9%
Free Cash Flow	$226.40	$187.10	21.0%		$757.50	$747.70	1.3%

Key Points
• Critical position in health care delivery system
• Attractive market
• Consistent strategy
 • Excellent cash flow deployed to enhance strong
 competitive position
 • IT innovation to improve physician and patient
  experience
 • Most efficient provider delivering greatest value
 • Scientific leadership
 • Alternative delivery models
• Track record of execution and success
Conclusion

Reconciliation of non-GAAP
Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Three Months Ended Dec 31,
Adjusted Operating Income	2010	2009
Operating income	$ 238.8	$ 215.8
Restructuring and other special charges (1) (2)	13.6	6.1
Adjusted operating income	$ 252.4	$ 221.9

Adjusted EPS
Diluted earnings per common share	$ 1.26	$ 1.33
Impact of restructuring and other special charges (1) (2)	0.08	(0.17)
Adjusted EPS	$ 1.34	$ 1.16

(1) During the fourth quarter of 2010, the Company recorded restructuring and other special charges of $13.6 million, consisting of $14.8 million in professional fees and expenses associated with recent acquisitions, which were offset by a net restructuring credit of $1.2 million resulting from the reversal of unused severance and facility closure liabilities. The after tax impact of these charges decreased net earnings for the three months ended December 31, 2010, by $8.3 million and diluted earnings per share by $0.08 ($8.3 million divided by 104.5 million shares).

(2) During the fourth quarter of 2009, the Company recorded net charges of $3.3 million ($2.0 million after tax) relating to severance payments for the reduction of certain management positions and the closing of redundant and underutilized facilities. The Company also adopted amendments to its employee pension plans, effective January 1, 2010, resulting in the recognition of a one-time net curtailment charge of $2.8 million ($1.7 million after tax). In addition, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. Combined, these net after tax adjustments increased net earnings for the quarter ended December 31, 2009 by $17.8 million and increased diluted earnings per share for the quarter by $0.17 ($17.8 million divided by 107.5 million shares).

Reconciliation of non-GAAP
Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Year Ended Dec 31,
Adjusted Operating Income	2010	2009
Operating income	$ 978.8	$ 935.9
Restructuring and other special charges (1) (2)	37.7	19.0
Adjusted operating income	$ 1,016.5	$ 954.9

Adjusted EPS
Diluted earnings per common share	$ 5.29	$ 4.98
Impact of restructuring and other special charges (1) (2) (3) (4)	0.26	(0.09)
Adjusted EPS	$ 5.55	$ 4.89

(1) 2010 includes net restructuring and other special charges of $44.7 million ($27.4 million after tax), consisting of $25.7 million in professional fees and expenses associated with recent acquisitions;
$7.0 million in bridge financing fees; and $12.0 million in severance related liabilities associated with workforce reduction initiatives.

(2) 2009 includes net restructuring charges of $13.5 million ($8.1 million after tax), a one-time charge of $2.8 million ($1.7 million after tax) for curtailment of employee pension plans, and $2.7 million
($1.6 million after tax) transaction fees and expenses associated with the acquisition of Monogram Biosciences.

(3) In 2009, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. In 2008, the Company recorded a $7.1 million reduction to its fourth quarter tax provision as a result of tax treaty amendments with Canada. These adjustments had no impact on operating income, but did increase net earnings by $21.5 million and $7.1 million, respectively.

(4) 2010: $27.4 million divided by 105.4 million shares
2009: $10.1 million divided by 109.1 million shares

Supplemental Financial Information

Laboratory Corporation of America
Other Financial Information
FY 2009 and FY 2010
($ in millions)

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10
Bad debt as a percentage of sales	5.30%	5.30%	5.30%	5.30%	5.05%	4.80%	4.80%	4.70%
Days sales outstanding	52	50	48	44	46	45	44	43
A/R coverage (Allow. for Doubtful Accts. / A/R)1	19.5%	20.6%	21.9%	23.2%	21.7%	20.7%	20.4%	18.5%

(1) A/R Coverage in Q4 2010 was 19.9%, excluding the impact from Genzyme Genetics

©2010 LabCorp. All rights reserved. 8026-0210